SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Definitive Proxy Statement

Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Select Medical Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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4716 Old Gettysburg Road

P.O. Box 2034
Mechanicsburg, PA 17055
(717) 972-1100

SELECT MEDICAL CORPORATION

Notice of Annual Meeting of Stockholders

To Our Stockholders:

You are invited to attend the Select Medical Corporation 2003 Annual Meeting of Stockholders.

Date:	May 13, 2003
Time:	10:00 a.m.
Place:	Harrisburg Hilton Towers 1 North Second Street Harrisburg, Pennsylvania 17101-1639

Only stockholders who owned stock of record at the close of business on March 28, 2003 can vote at this meeting or any adjournments that may take place.

The purposes of the Annual Meeting are:

(1)	to elect three Class II directors, each for a term of three years or until their respective successors have been elected and qualified;

(2)	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003; and

(3)	to transact any other business that may properly come before the meeting.

We consider your vote important and encourage you to vote as soon as possible.

By Order of the Board of Directors

Michael E. Tarvin	April 18, 2003
Senior Vice President, General Counsel
and Secretary

VOTING PROCEDURES
CORPORATE GOVERNANCE
ELECTION OF DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT COMMITTEE
EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS AND OFFICERS AND RELATED STOCKHOLDER MATTERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
OTHER BUSINESS
APPENDIX A

PROXY STATEMENT

      This Proxy Statement and the accompanying proxy card are being mailed on or about April 18, 2003, to owners of shares of Select Medical Corporation (the “Company”) Common Stock in connection with the solicitation of proxies by the Board of Directors for the 2003 Annual Meeting of Stockholders. This proxy procedure is necessary to permit all stockholders of Select Medical Corporation, many of whom are unable to attend the Annual Meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

Select Medical Corporation

4716 Old Gettysburg Road
P.O. Box 2034
Mechanicsburg, Pennsylvania 17055

VOTING PROCEDURES

      Your vote is very important. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to assure that your shares will be represented. You may revoke this proxy at any time before it is voted by written notice to the Secretary of the Company, by submission of a proxy bearing a later date or by casting a ballot at the Annual Meeting. Properly executed proxies that are received before the Annual Meeting’s adjournment will be voted in accordance with the directions provided. If no directions are given, your shares will be voted by one of the individuals named on your proxy card as recommended by the Board of Directors. If you wish to give a proxy to someone other than those named on the proxy card, you should cross out those names and insert the name(s) of the person(s), not more than four, to whom you wish to give your proxy.

      Who can vote? Stockholders as of the close of business on March 28, 2003 are entitled to vote. On that day, 47,463,629 shares of Common Stock were outstanding and eligible to vote, and there were 128 record holders. Each share is entitled to one vote on each matter presented at the Annual Meeting. A list of stockholders eligible to vote will be available at the offices of Select Medical Corporation, 4716 Old Gettysburg Road, Mechanicsburg, Pennsylvania beginning May 2, 2003. Stockholders may examine this list during normal business hours for any purpose relating to the Annual Meeting.

      How does the board recommend I vote? The board recommends a vote FOR each board nominee and FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors.

      What shares are included in the proxy card? Each proxy card you receive represents all the shares of Common Stock registered to you in that particular account. You may receive more than one proxy card if you hold shares which are either registered differently or in more than one account. Each share of Common Stock that you own entitles you to one vote.

      How are votes counted? The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of Common Stock entitled to vote, is represented in person or by proxy. If a broker holds your shares in “street name,” your broker will provide you with instructions on how to vote. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. Except for the election of directors, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote on a proposal is required to ratify and approve the proposal. Abstentions are counted in tabulations of the votes cast by stockholders on the proposals and will have the effect of a negative vote. Broker non-votes will have no effect on the approval or rejection of any proposal. Directors are elected by a plurality of the votes present or represented by proxy at the meeting and entitled to vote on the election of directors. Because directors are elected by a plurality of the votes cast, abstentions and broker non-votes will not affect their election.

      Who will count the vote? The Company’s Transfer Agent and Registrar, Mellon Investor Services LLC, will tally the vote.

      Who is soliciting this proxy? Solicitation of proxies is made on behalf of the Board of Directors of the Company. The Company will pay the cost of preparing, assembling and mailing the notice of Annual Meeting, proxy statement and proxy card. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company’s stock.

      What if I can’t attend the meeting? If you do not attend the meeting in person you must vote your shares by proxy, if you intend to vote.

CORPORATE GOVERNANCE

      In accordance with the Delaware General Corporation Law and the Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws (the “Bylaws”), the Company’s business, property and affairs are managed under the direction of the Board of Directors. Although directors are not involved in the day-to-day operating details, they are kept informed of the Company’s business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by the officers of the Company at meetings of the Board of Directors and committees of the Board of Directors.

      Meetings of the Board of Directors. The Board of Directors held seven meetings in 2002. Each of the incumbent directors attended an aggregate of at least 75% of the Board of Directors and committee meetings on which the director served, except LeRoy S. Zimmerman.

      Committees of the Board of Directors. The Board of Directors has established three standing committees.

      Compensation Committee. The compensation committee reviews and makes recommendations to the Board of Directors regarding the compensation to be provided to our Executive Chairman, Chief Executive Officer and our directors. The compensation committee held four meetings during 2002. The compensation committee consists of Russell L. Carson, Bryan C. Cressey and David S. Chernow.

      In addition to the responsibilities described above, the compensation committee reviews compensation arrangements for our other executive officers. The compensation committee also acts as the stock option committee and administers the Second Amended and Restated 1997 Stock Option Plan and the Amended and Restated 2002 Non-Employee Directors’ Stock Option Plan.

      Audit Committee. The audit committee reviews and monitors our corporate financial reporting, external audits, internal control functions and compliance with laws and regulations that could have a significant effect on our financial condition or results of operations. In addition, the audit committee has the responsibility to consider and appoint, and to review fee arrangements with, our independent auditors. In the exercise of these oversight responsibilities, it is not the duty of the audit committee to plan or conduct audits or to determine that our financial statements fairly present our financial position and results of operations or are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of management and our independent auditors. The amended and restated audit committee charter is attached to this proxy statement as Appendix A. The audit committee held 11 meetings during 2002. Mr. Cressey, Leopold Swergold and James E. Dalton, Jr. are currently the three members of our audit committee. The Board of Directors has appointed Mr. Cressey as chairman of the audit committee. While Mr. Dalton also currently serves on the audit committees of three other public companies, the Board of Directors has determined that Mr. Dalton’s service on these other audit committees does not impair his ability to effectively serve as a member of our audit committee. The Board of Directors has determined that each of Messrs. Swergold, Cressey and Dalton are “independent” as defined by the applicable New York Stock Exchange rules currently in effect.

      Nominating Committee. The nominating committee evaluates and recommends candidates to the Board of Directors for membership on the Board, considers candidates for the Board that have been recommended by the stockholders, reviews the structure of the Board and recommends candidates to fill vacancies on the Board that occur between annual meetings. The nominating committee held one meeting during 2002. Messrs. Rocco Ortenzio, Robert Ortenzio, Carson and Cressey are currently the four members of our nominating committee.

      Director Compensation. We do not pay cash compensation to our employee directors; however they are reimbursed for the expenses they incur in attending meetings of the board or board committees. Non-employee directors, other than non-employee directors affiliated with Welsh, Carson, Anderson & Stowe and Thoma Cressey Equity Partners, receive cash compensation in the amount of $5,000 per quarter, and the following if in attendance for all meetings except audit committee meetings: $1,250 per board meeting, $300 per telephonic board meeting, $500 per committee meeting held in conjunction with a board meeting and $1,000 per committee meeting held independent of a board meeting. For audit committee meetings attended, all members, including Mr. Cressey, receive the following: $2,000 per audit committee meeting and $1,000 per telephonic audit committee meeting. All non-employee directors are also reimbursed for the expenses they incur in attending meetings of the board or board committees. In addition, non-employee directors have been granted options under our Amended and Restated Non-Employee Directors’ 2002 Stock Option Plan and will be eligible to receive additional options under such plan.

      Director Independence. The Board of Directors is aware of and has been monitoring developments in the corporate governance area, including the applicable requirements of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange’s rules on director independence. As a result of these developments, the independence of each member of our Board of Directors and each of the committees of our Board of Directors will be reevaluated in light of the new independence standards, and the membership of our Board of Directors and its committees may need to be altered in light of these new rules, once they become effective.

ELECTION OF DIRECTORS

ITEM 1 ON PROXY CARD

      The Company’s Bylaws provide that the Company’s business shall be managed by a Board of Directors of not less than five and not more than ten directors, with the number of directors to be fixed by the Board of Directors from time to time. The number of directors is currently fixed at nine (9) members. The Bylaws also divide the Company’s Board of Directors into three classes: Class I, Class II and Class III. The directors in each class serve terms of three years and until their respective successors have been elected and have qualified. There are currently three Class I directors, three Class II directors and three Class III directors.

      The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a three year term. The term of the three Class II directors, Bryan C. Cressey, James E. Dalton, Jr. and Robert A. Ortenzio, will expire at the Annual Meeting.

      Director candidates are nominated by the Board of Directors upon the recommendation of the nominating committee. The nominating committee has recommended the election of Bryan C. Cressey, James E. Dalton, Jr. and Robert A. Ortenzio to the Board of Directors. Stockholders are also entitled to nominate director candidates for the Board of Directors in accordance with the procedures set forth in the Bylaws.

      At the Annual Meeting, three Class II directors are to be elected. Each of the director nominees is currently a director of the Company. Each nominee has consented to being named as a nominee for director of the Company and has agreed to serve if elected. The directors will be elected to serve for three year terms and until their successors has been elected and have qualified. If any of the nominees should become unavailable to serve at the time of the Annual Meeting, the shares represented by proxy will be voted for any remaining nominees and any substitute nominee(s) designated by the Board of Directors. Director elections are determined by a plurality of the votes cast at the Annual Meeting (in person or by proxy).

      Set forth below is information regarding each nominee for Class II director and each Class I and Class III director, each of whose term will continue after the Annual Meeting.

Nominees For Class II Directors

      Bryan C. Cressey has been a director since February 1997. He has been a partner at Thoma Cressey Equity Partners since its founding in June 1998 and prior to that time was a principal, partner and founder of Golder, Thoma, Cressey and Rauner, the predecessor of GTCR Golder Rauner, LLC, since 1980. He also serves as a director and chairman of Cable Design Technologies Corp. and several private companies. Age: 53.

      James E. Dalton, Jr. has been a director since December, 2000. Mr. Dalton served as President, Chief Executive Officer and as a director of Quorom Health Group, Inc. from May 1, 1990 until it was acquired by Triad Hospitals, Inc. in April 2001. Mr. Dalton currently serves as a director of Triad Hospitals. Prior to joining Quorom, he served as Regional Vice President, Southwest Region for HealthTrust, Inc., as division Vice President of HCA, and as Regional Vice President of HCA Management Company. He was elected to the American Hospital Association’s Board of Trustees on January 1, 2000. He also serves on the board of directors of AmSouth Bancorporation, Genesis Health Ventures, Inc., and U.S. Oncology, Inc. He serves as a Trustee for the Universal Health Services Realty Income Trust. Mr. Dalton is a Fellow of the American College of Healthcare Executives. Age: 60.

      Robert A. Ortenzio co-founded our company and has served as a director since February 1997. Mr. Ortenzio has served as our President and Chief Executive Officer since September 2001, and prior to that served as our President and Chief Operating Officer since February 1997. He was an Executive Vice President and a director of Horizon/ CMS Healthcare Corporation from July 1995 until July 1996. Mr. Ortenzio co-founded Continental Medical Systems, Inc. a provider of comprehensive medical rehabilitation services, and served as its President from May 1989 and its Chief Executive Officer from July 1995 (when it merged with Horizon Healthcare Corporation), respectively, until August 1996. Also, he served as Chief Operating Officer of Continental Medical Systems, Inc. from April 1988 to July 1995. Mr. Ortenzio joined Continental Medical

Systems, Inc. as a Senior Vice President in February 1986. Before then, he was a Vice President of Rehab Hospital Services Corporation, a hospital chain acquired by National Medical Enterprises, Inc. (now called Tenet Healthcare Corporation) in January 1985. Mr.Ortenzio serves as a director of U.S. Oncology, Inc. Mr. Ortenzio is the son of Rocco A. Ortenzio, our Executive Chairman. Age: 45.

The Board of Directors recommends a vote FOR each of the listed nominees.

Incumbent Class III Directors — to Continue in Office for Terms Expiring in 2004

      Russell L. Carson has been a director since February 1997. He co-founded Welsh, Carson, Anderson & Stowe in 1978 and has focused on healthcare investments. Welsh, Carson, Anderson & Stowe has created 12 institutionally funded limited partnerships with total capital of $12 billion and has invested in more than 200 companies. Before co-founding Welsh, Carson, Anderson & Stowe, Mr. Carson was employed by Citicorp Venture Capital Ltd., a subsidiary of Citigroup, Inc., and served as its Chairman and Chief Executive Officer from 1974 to 1978. Mr. Carson serves as a director of U.S. Oncology, Inc. Age: 59.

      Rocco A. Ortenzio co-founded our company and has served as Executive Chairman since September 2001. He served as Chairman and Chief Executive Officer from February 1997 until September 2001. In 1986, he co-founded Continental Medical Systems, Inc., and served as its Chairman and Chief Executive Officer until July 1995. In 1979, Mr. Ortenzio founded Rehab Hospital Services Corporation, and served as its Chairman and Chief Executive Officer until June 1986. In 1969, Mr. Ortenzio founded Rehab Corporation and served as its Chairman and Chief Executive Officer until 1974, when it merged with American Sterilizer Company. From 1996 to 1999, he served on the Board of Governors of the Pennsylvania State System of Higher Education. Mr. Ortenzio is the father of Robert A. Ortenzio, our President and Chief Executive Officer. Age: 70.

      Leopold Swergold has been a director since May, 2001. In 1983, Mr. Swergold formed Swergold, Chefitz & Company, a healthcare investment banking firm. In 1989, Swergold, Chefitz & Company merged into Furman Selz, an investment banking firm, where Mr. Swergold served as Head of Healthcare Investment Banking and as a member of the Board of Directors. In 1997, Furman Selz was acquired by ING Groep N.V. of the Netherlands. Since 1997, Mr. Swergold has been a Managing Director of ING Furman Selz Asset Management LLC, where he manages several healthcare investment funds. Mr. Swergold also serves on the Board of Trustees of the Beth Israel Medical Center, the Board of Trustees of St. Luke’s — Roosevelt Hospital Center, and the Rockefeller University Council. Age: 63.

Incumbent Class I Directors — to Continue in Office for Terms Expiring in 2005

      Meyer Feldberg has been a director since September 2000. He has served as professor of management and the dean of Columbia University Business School since 1989. Mr. Feldberg also serves as a director and member of the compensation committee of Federated Department Stores, as a director and a member of the audit committees of Revlon, Inc., PRIMEDIA Inc. and UBS Funds and as a director of SAPPI Limited. Age: 61.

      LeRoy S. Zimmerman has been a director since October 1998. He served as our Executive Vice President of Public Policy from September 2000 until January 2002, and as a consultant from January 2002 until October 2002. He was an equity member of the law firm Eckert Seamans Cherin & Mellott, LLC, from April 1989 to September 2000, and since January 2002 has been of counsel to that firm. At Eckert Seamans, he served as Chairman of the Board of Directors from January 1994 to September 2000, and Chairman of its Executive Committee from June 1997 to September 2000. Before joining Eckert Seamans, Mr. Zimmerman served as Pennsylvania’s first elected Attorney General from January 1981 to January 1989, and District Attorney of Dauphin County, Pennsylvania from to 1965 to 1980. Mr. Zimmerman is also a member of the Board of Directors of the Hershey Trust Company and the Board of Managers of the Milton Hershey School. Age: 68.

      David S. Chernow has served as a director since January 2002. Since July 2001, Mr. Chernow has served as the President and CEO of Junior Achievement, Inc., a nonprofit organization dedicated to the education of young people. From 1999 to 2001, he was the President of the Physician Services Group at US Oncology, Inc. Mr. Chernow co-founded America Oncology Resources (AOR) in 1992 and served as its Chief Development Officer until the time of the merger which created US Oncology in 1999. He also serves as a director of American Humanics. Age: 46.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS

ITEM 2 ON PROXY CARD

      Subject to stockholder ratification, the Audit Committee has reappointed the firm of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors to examine the financial statements of the Company for 2003. Ratification requires the affirmative vote of a majority of shares present at the Annual Meeting, in person or by proxy, and voting thereon. Unless otherwise specified by the stockholders, the shares of stock represented by the proxy will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors to audit and report upon the financial statements of the Company for fiscal year 2003. If this appointment is not ratified by the stockholders, the Audit Committee may reconsider its recommendation.

      One or more representatives of PricewaterhouseCoopers LLP are expected to be at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

      Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) in connection with its audit of the Company’s consolidated financial statements as of and for the years ended December 31, 2001 and December 31, 2002 and its limited reviews of the Company’s unaudited condensed consolidated interim financial statements were $471,900 and $495,000, respectively.

Financial Information Systems Design and Implementation Fees

      During the year ended December 31, 2002, PricewaterhouseCoopers rendered no professional services to the Company in connection with the design and implementation of financial information systems.

Audit Related Fees

      Aggregate fees for assurance and related services reasonably related to PricewaterhouseCoopers’ audit of the Company’s consolidated financial statements as of and for the years ended December 31, 2001 and December 31, 2002 were $421,012 and $8,300, respectively. For the fiscal year ended December 31, 2001, the audit-related fees included fees paid in connection with the issuance of consents and comfort letters for the Company’s initial public offering, subordinated debt offering and secondary offering, and fees for audits of the Company’s employee benefit plans. For the fiscal year ended December 31, 2002, the audit-related fees included fees for audits of the Company’s employee benefit plans.

Tax Fees

      Aggregate fees for professional services rendered by PricewaterhouseCoopers for tax compliance, tax advice and tax planning were $79,896 and $54,200 for the fiscal years ended December 31, 2001 and December 31, 2002.

All Other Fees

      During the year ended December 31, 2001, in addition to the fees described above, aggregate fees of $83,152 were billed by PricewaterhouseCoopers for assistance they provided the Company’s billing and collection operations. No other fees were billed by PricewaterhouseCoopers during the year ended December 31, 2002.

      The audit committee reviews and considers all PriceWaterhouseCoopers LLP professional services when assessing auditor independence.

The Board of Directors recommends a vote FOR ratification of PricewaterhouseCoopers as independent auditors of the Company for the year ending December 31, 2003.

AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Report of the Audit Committee to the Full Board of Directors of Select Medical Corporation.

      The Audit Committee consists of three directors each of whom, in the judgment of the Board of Directors, was found to be an “independent director” as defined in the existing listing standards of The New York Stock Exchange. The Audit Committee operates pursuant to a written charter first adopted by the Board of Directors on May 1, 2001 and amended and restated on August 13, 2002. A copy of the amended and restated charter is attached as Appendix A to this proxy statement.

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Company’s Board of Directors and has sole authority for the appointment, compensation, oversight, termination and replacement of the Company’s independent auditors. Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

      We are not employees of the Company and we are not accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent accountants are in fact “independent.”

      In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s earnings releases, quarterly reports on Form 10-Q and the audited financial statements in the Company’s 2002 Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles. The Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee received the written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1. In addition, the Audit Committee reviewed and discussed with the independent auditors all significant relationships with the Company that might affect the auditor’s independence, including the provision of non-audit services.

      The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements be included in the Annual Report on Form 10-K for fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee has also selected, subject to stockholder approval, PricewaterhouseCoopers LLP as the Company’s independent auditors for 2003.

AUDIT COMMITTEE

Bryan C. Cressey, Chairman
Leopold Swergold
James E. Dalton, Jr.

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

Report of the Compensation Committee of the Board of Directors on Executive Compensation

      Role of Committee. The Compensation Committee establishes, oversees and directs the Company’s executive compensation programs and policies and administers the Company’s stock option plans. The Compensation Committee seeks to align executive compensation with Company objectives and strategies, business financial performance and enhanced stockholder value. The Compensation Committee consists of three non-employee directors.

      The Compensation Committee reviews and approves generally all compensation and fringe benefit programs of the Company and also reviews and determines the actual compensation of the Company’s executive officers, as well as all stock option grants and cash incentive awards to all key employees. The Compensation Committee also reviews and makes recommendations to the Board of Directors on policies and programs for the development of management personnel and management structure and organization.

      The Compensation Committee’s objectives include (i) attracting and retaining exceptional individuals as executive officers and (ii) providing key executives with motivation to perform to the full extent of their abilities, to maximize Company performance and deliver enhanced value to the Company’s stockholders. The Compensation Committee believes it is important to place a significant portion of executive officers’ total compensation, principally in the form of equity, at risk by tying executive officers’ compensation directly to the performance of the business. Executive compensation consists primarily of an annual salary, annual bonuses conditioned upon the performance of the Company and long-term equity-based compensation in the form of stock options.

      Executive Chairman. Rocco A. Ortenzio has served as Executive Chairman since September 2001. Mr. Ortenzio’s compensation during 2002 was based on the employment agreement entered into in March 2000, which has subsequently been amended on August 8, 2000, February 23, 2001, April 24, 2001 and September 17, 2001. Under that agreement, Mr. Ortenzio is paid an annual salary of $800,000, and is eligible to receive bonus compensation and stock options at the discretion of the Board of Directors. In 2002 the Board of Directors, upon the recommendation of the Compensation Committee, awarded Mr. Ortenzio a bonus of $640,000, based upon the accomplishment of Company and personal performance goals that are determined by the Compensation Committee, including our achievement of certain financial objectives, such as increasing our earnings per share, revenue and profitability, and non-financial objectives, such as the achievement of the Company’s hospital development goals and the successful supervision of the adjustments required by the significant changes in the regulatory environment in which the Company operates. During 2002, Mr. Ortenzio also was granted stock options to purchase 1,560,000 shares of our common stock. The use of stock options as a portion of Mr. Ortenzio’s compensation accomplishes the Compensation Committee’s objective that a significant portion of our executive’s compensation be at risk and dependent upon our long-term stock performance.

      Chief Executive Officer. Robert A. Ortenzio has served as our President and Chief Executive Officer since September 2001. Mr. Ortenzio’s compensation during 2002 was based on the employment agreement entered into in March 2000, which has subsequently been amended on August 8, 2000, February 23, 2001, and September 17, 2001. Under that agreement, Mr. Ortenzio is paid an annual salary of $800,000, and is eligible to receive bonus compensation and stock options at the discretion of the Board of Directors. In 2002 the Board of Directors, upon the recommendation of the Compensation Committee, awarded Mr. Ortenzio a bonus of $640,000, based upon the accomplishment of Company and personal performance goals that are determined by the Compensation Committee, including our achievement of certain financial objectives, such as increasing our earnings per share, revenue and profitability, and non-financial objectives, such as the achievement of the Company’s hospital development goals and the successful supervision of the adjustments required by the significant changes in the regulatory environment in which the Company operates. During 2002, Mr. Ortenzio also was granted stock options to purchase 1,135,000 shares of our common stock. The use of stock options as a portion of Mr. Ortenzio’s compensation accomplishes the Compensation Committee’s objective that a significant portion of our executive’s compensation be at risk and dependent upon our long-term stock performance.

      2002 Compensation for Other Executive Officers. Annual compensation for executive officers consists of base salaries and incentive bonuses. Base salaries are established initially on the basis of subjective factors, including experience, individual achievements and the level of responsibility assumed at the Company. The Compensation Committee reviews executive officers’ annual compensation to adjust annual compensation based on each executive officer’s past performance, expected future contributions, the scope and nature of responsibilities of the executive officer, including changes in responsibilities, and market compensation practices.

      The Compensation Committee believes that a portion of the executives’ annual compensation in the form of incentive bonuses should be tied to the achievement of the Company’s annual goals in order to reward individual performance and overall Company success. Additionally, a portion of each officer’s bonus is based on subjective criteria particular to each officer’s individual performance. Assuming such goals have been met during the year, each executive officer is then eligible to receive a certain predetermined percentage of such officer’s base salary in the form of an annual bonus.

      In addition to base salaries and incentive bonuses, the Compensation Committee also grants stock options to executive officers and other key employees of the Company and its subsidiaries in order to focus the efforts of these employees on the long-term enhancement of profitability and stockholder value. Options, which have a fixed exercise price equal to the market value of the Common Stock on the date of grant, were granted to directors, executive officers and other key employees in 2002.

      Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits our ability to deduct compensation in excess of $1,000,000 paid during a tax year individually to our executive officers at year end. Certain performance-based compensation is not subject to such deduction limit. Awards of stock options under our Amended and Restated 1997 Stock Option Plan are designed to meet the criteria of “performance-based” compensation that is fully deductible under Code Section 162(m). It is the Compensation Committee’s intent to maximize the deductibility of executive compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive market for executive talent.

COMPENSATION COMMITTEE

Russell L. Carson, Chairman
Bryan C. Cressey
David S. Chernow

Executive Compensation

      The following table provides summary information concerning the compensation earned by our Chief Executive Officer and our four most highly paid executive officers, other than our Chief Executive Officer, employed by us during the fiscal year ended December 31, 2002.

Summary Compensation Table

					Long-Term
					Compensation
					Awards
		Annual Compensation
					Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(a)	Options	Compensation

Rocco A. Ortenzio	2002	$800,000	$640,000	$—	1,560,000	$—
Executive Chairman	2001	800,000	480,000	—	900,000	64,788	(b)
	2000	581,667	287,500	—	—	7,690	(b)

Robert A. Ortenzio(c)	2002	800,000	640,000	5,500	1,135,000	—
President and Chief Executive	2001	725,000	450,000	5,100	900,000	—
Officer	2000	507,692	256,250	5,250	—	—

Patricia A. Rice(c)	2002	575,000	345,000	5,500	300,000	—
Chief Operating Officer	2001	500,000	250,000	5,100	91,199	—
	2000	365,385	147,500	5,250	201,599	—

Martin F. Jackson(c)	2002	350,000	175,000	5,500	200,000	20,000	(d)
Senior Vice President and	2001	250,000	125,000	5,100	76,960	40,000	(d)
Chief Financial Officer	2000	234,616	94,000	5,250	120,960	40,000	(d)

Edward R. Miersch(c)	2002	342,000	117,000	2,290	100,000	—
President of NovaCare	2001	325,000	84,000	2,100	30,720	—
Division	2000	294,231	122,500	2,100	259,199	—

(a)	The value of certain perquisites and other personal benefits is not included in the amounts disclosed because it did not exceed for any officer in the table above the lesser of either $50,000 or 10% of the total annual salary and bonus reported for such officer.

(b)	Other compensation represents the benefit to Rocco A. Ortenzio of premiums we paid in connection with life insurance policies owned by the Rocco A. Ortenzio Irrevocable Trust. See “— Employment Agreements.” Under this arrangement we paid no premiums in respect of term life insurance, and the value of the premiums paid by us reflects the present value of an interest free loan to Mr. Ortenzio through the end of the fiscal year.

(c)	Other annual compensation represents employer matching contributions to the 401(k) plan.

(d)	Other compensation represents the forgiveness of principal in connection with a loan we made to Martin F. Jackson in 1999 for the purpose of purchasing shares of our common stock.

Option Grants During the Year Ended December 31, 2002

      The following tables set forth certain information concerning grants to purchase shares of our common stock of each of the officers named in the summary compensation table above during the year ended December 31, 2002.

			Percentage of
	Number of		Total Options
	Securities		Granted to	Exercise
	Underlying Options		Employees in	Price per		Grant Date
Name	Granted(a)		2002	Share(b)	Expiration Date	Present Value(c)

Rocco A. Ortenzio	450,000		10.0%	$13.40	2/04/12	$2,129,310
	1,050,000		23.3%	15.25	5/12/12	5,710,320
	60,000		1.3%	14.25	8/12/12	324,990

Robert A. Ortenzio	230,000		5.1%	13.40	2/04/12	1,385,818
	130,000		2.9%	15.25	5/12/12	898,360
	750,000	*	16.6%	15.25	5/12/12	6,351,735
	25,000		0.6%	14.25	8/12/12	170,044

Patricia A. Rice	300,000	*	6.7%	15.25	5/12/12	2,540,694

Martin F. Jackson	200,000	*	4.4%	15.25	5/12/12	1,693,796

Edward R. Miersch	100,000	*	2.2%	15.25	5/12/12	846,898

(a)	The options granted to employees are either incentive stock options or nonqualified stock options and (other than those granted to Rocco A. Ortenzio and Robert A. Ortenzio) except as noted below, generally vest over five years at the rate of 20% of the shares subject to the option per year. Except as noted below, the options granted in 2002 to Robert A. Ortenzio vest over three years at the rate of 33.33% of the shares subject to the option per year, and all options granted in 2002 to Rocco A. Ortenzio are currently exercisable. Unvested options lapse upon termination of employment. Options expire ten years from the date of grant.

(b)	We granted options at an exercise price equal to or greater than the fair market value of our common stock on the date of grant, as determined by our Board of Directors.

(c)	Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend upon the excess of the stock price over the exercise price on the day the option is exercised, so there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on assumptions as to certain variables, including the following: (i) stock price volatility is assumed to be 39%; (ii) the assumed weighted average risk-free rate of return varies based upon the term and vesting period of the option. The rates range from 2.52% to 5.03%; (iii) dividend yield is assumed to be 0%; and (iv) an expected life of 4 years from each vesting date.

(*)	These performance accelerated vesting options are scheduled to vest on May 13, 2009; however, the vesting of some or all of the options may be accelerated in accordance with Section 4(b) of our Second Amended and Restated 1997 Stock Option Plan.

Year End December 31, 2002 Option Values

      The following table sets forth certain information concerning option exercises by each of the officers named in the above summary compensation table.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The Money Options at
	Shares		Options at Fiscal Year End		Fiscal Year End (a)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Rocco A. Ortenzio	314,500	$3,116,703	3,350,944	0	$7,926,726	$0
Robert A. Ortenzio	134,800	1,328,151	718,696	1,735,000	3,444,498	1,064,700
Patricia A. Rice	0	0	98,877	493,921	559,084	941,853
Martin F. Jackson	0	0	98,334	357,185	592,175	760,918
Edward R. Miersch	51,840	348,632	9,600	280,095	20,760	1,085,586

(a)	Based on the stock’s closing price on the New York Stock Exchange on December 31, 2002, less the exercise price, multiplied by the number of shares underlying the option. Such amounts may not be realized. Actual values which may be realized, if any, upon any exercise of such options will be based on the market price of the common stock at the time of any such exercise and thus are dependent upon future performance of the common stock.

Employment Agreements

      In March 2000, we entered into three-year employment agreements with three of our executive officers, Rocco A. Ortenzio, Robert A. Ortenzio and Patricia A. Rice. These agreements were amended on August 8, 2000, February 23, 2001, and, with respect to Rocco Ortenzio, April 24, 2001, and, with respect to Messrs. Rocco and Robert Ortenzio, September 17, 2001. Under these agreements, Messrs. Rocco and Robert Ortenzio are to be paid an annual salary of $800,000 and Ms. Rice is to be paid a salary of $500,000, subject to adjustment by our Board of Directors. In addition, these executives are eligible for bonus compensation. The employment agreements also provide that the executive officers will receive long term disability insurance. In the event Rocco A. Ortenzio’s employment is terminated due to his disability, we must make salary continuation payments to him equal to 100% of his annual base salary for ten years after his date of termination or until he is physically able to become gainfully employed in an occupation consistent with his education, training and experience. We are also obligated to make disability payments to Robert A. Ortenzio and Patricia A. Rice for the same period; however, payments to them must equal 50% of their annual base salary. In addition, Rocco A. Ortenzio and Robert A. Ortenzio are each entitled to six weeks paid vacation. Patricia A. Rice is entitled to four weeks paid vacation.

      Under the terms of each of these executive officers’ employment agreements, their employment term began on March 1, 2000 and expired on March 1, 2003. At the end of each 12-month period beginning March 1, 2000, however, the term of each employment agreement automatically extends for an additional year unless one of the executives or we give written notice to the other not less than three months prior to the end of that 12-month period that we or they do not want the term of the employment agreement to continue. Each of these agreements was extended for an additional year on March 1, 2001, March 1, 2002 and March 1, 2003. Thus, in the absence of written notice given by one of the executives or us, the remaining term of each employment agreement will be three years from each anniversary of March 1, 2000. In each employment agreement, for the term of the agreement and for two years after the termination of employment, the executive may not participate in any business that competes with us within a twenty-five mile radius of any of our hospitals or outpatient rehabilitation clinics. The executive also may not solicit any of our employees for one year after the termination of the executive’s employment.

      These three employment agreements also contain a change of control provision. If, within the one-year period immediately following a change of control of Select, we terminate Rocco A. Ortenzio or Robert A. Ortenzio without cause or Rocco A. Ortenzio or Robert A. Ortenzio terminates his employment agreement for any reason, we are obligated to pay them a lump sum cash payment equal to their base salary plus bonus for of our employees or participate in any business that competes with us within a twenty mile radius of any of our facilities or businesses.

      In March 2000, we entered into change of control agreements with Mr. Miersch and Mr. Martin F. Jackson, which were each amended on February 23, 2001. These agreements provide that if within a five-year period immediately following a change of control of Select, we terminate Mr. Jackson or Mr. Miersch without cause, reduce either of their compensation from that in effect prior to the change of control or relocate Mr. Jackson to a location more than 25 miles from Mechanicsburg, Pennsylvania or Mr. Miersch to a location more than 25 miles from King of Prussia, Pennsylvania, we are obligated to pay the affected individual a lump sum cash payment equal to his base salary plus bonus for the previous three completed calendar years. If at the time we terminate Mr. Jackson or Mr. Miersch without cause or Mr. Jackson or Mr. Miersch terminates his employment for good reason in connection with a change in control, Mr. Jackson or Mr. Miersch has been employed by us for less than three years, we must pay the terminated individual three times his average total annual cash compensation (base salary and bonus) for his years of service. In addition, the agreements provide that all unvested stock options will vest upon termination. A change in control has the same definition as in the employment agreements of Rocco A. Ortenzio, Robert A. Ortenzio and Patricia A Rice, as described above.

STOCK PERFORMANCE GRAPH

COMPARISON OF CUMULATIVE TOTAL RETURN SINCE APRIL 5, 2001 AMONG

SELECT MEDICAL CORPORATION, THE NYSE COMPOSITE INDEX,
THE NASDAQ INDEX AND THE STANDARD AND POOR’S SMALLCAP
HEALTHCARE PROVIDERS & SERVICES INDEX

      The following graph presents a comparison of the cumulative total return on our common stock with the NYSE Composite Index (NYSE) and the Standard and Poor’s SmallCap HealthCare Providers & Services Index (S&P SCHCPS), since the date of our initial public offering on April 5, 2001. The NYSE Composite Index serves as the “broad equity market index” comparison, where the Nasdaq National Market (U.S.) Index (NASDAQ) formerly served in this capacity. This change was necessary since our shares, as of August 28, 2002, ceased trading on the Nasdaq National Market. The Nasdaq National Market (U.S.) Index is required to be included in this graph during the year of transition to a new index, and will not be presented in subsequent filings. The graph assumes an investment of $100.00 on April 5, 2001 in our common stock and each of the indexes, and reinvestment of all dividends where applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

DIRECTORS AND OFFICERS AND RELATED STOCKHOLDER MATTERS

Equity Compensation Plans

      The following table sets forth certain information as of December 31, 2002 with respect to our equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all equity compensation plans previously approved by our security holders and (ii) all equity compensation plans not previously approved by our security holders. The table includes:

•	the number of securities to be issued upon the exercise of outstanding options;

•	the weighted-average exercise price of the outstanding options; and

•	the number of securities that remain available for future issuance under the plans.

      Both our Amended and Restated 2002 Non-Employee Directors’ Plan and our Second Amended and Restated 1997 Stock Option Plan have been approved by our stockholders.

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued Upon	Weighted-average	Equity Compensation
	Exercise of Outstanding	Exercise Price of	Plans (excluding
	Options, Warrants and	Outstanding Options,	securities reflected in
Plan Category	Rights	Warrants and Rights	column(a))

Equity compensation plans approved by security holders	9,878,856	$11.65	827,405
Equity compensation plans not approved by security holders	0	0	0
Total	9,878,856	$11.65	827,405

Beneficial Ownership

      The following table sets forth certain information regarding beneficial ownership of our common stock as of February 28, 2003. The table includes:

•	each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock;

•	each of our directors;

•	each of our executive officers named in the summary compensation table; and

•	all of our executive officers and directors as a group.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise noted, we believe that all persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them. All share amounts include shares of common stock issuable upon the exercise of options or warrants exercisable within 60 days of February 28, 2003. Options or warrants that are exercisable for common stock and other ownership rights in common stock that vest within 60 days of the date of this proxy statement are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

		Number of Shares
	Options and	Beneficially Owned
	Warrants	Including Options and
5% Beneficial Owners, Directors, Nominees for	Exercisable	Warrants Exercisable	Percent of Shares
Director and Named Executive Officers	Within 60 Days	Within 60 Days	Outstanding

Entities affiliated with Welsh, Carson, Anderson & Stowe VII, L.P. (a)	722,523	9,728,897	20.2%
Entities affiliated with GTCR Golder, Rauner, L.L.C.(b)	0	3,901,402	8.2
Entities affiliated with Thoma Cressey Equity Partners (c)	0	3,549,297	7.5
Rocco A. Ortenzio (d)	3,350,944	5,972,565	11.8
Robert A. Ortenzio (e)	1,245,363	2,598,726	5.3
Russell L. Carson (f)	722,523	10,125,278	21.0
Bryan C. Cressey (g)	0	7,579,327	16.0
Meyer Feldberg	7,160	7,160	*
James E. Dalton, Jr.	7,160	7,160	*
LeRoy S. Zimmerman	43,201	51,380	*
Leopold Swergold (h)	7,160	262,567	*
David S. Chernow (i)	4,280	16,800	*
Patricia A. Rice (j)	211,677	422,299	*
Martin F. Jackson (k)	171,006	221,506	*
Edward R. Miersch	47,168	49,587	*
All executive officers and directors as a group (17 persons)	6,117,448	27,528,059	51.4%

*	Less than 1%

(a)	Common shares held include 2,248,307 shares and warrants to purchase 45,700 shares held by WCAS Capital Partners III, L.P., 6,330,556 shares and warrants to purchase 676,823 shares held by Welsh, Carson, Anderson & Stowe VII, L.P. and 427,511 shares held by Welsh, Carson, Anderson & Stowe Healthcare Partners, L.P. The general partners of Welsh, Carson, Anderson & Stowe VII, L.P. and WCAS Capital Partners III, L.P. are WCAS VII Partners, L.P. and WCAS CP III, L.L.C., respectively. Bruce K. Anderson, Russell L. Carson, Anthony J. DeNicola, Thomas E. McInerney, Robert A. Minicucci, Paul B. Queally, Jonathan Rather and Patrick J. Welsh are general partners of WCAS VII Partners and managing members of WCAS CP III. The general partner of WCAS Healthcare Partners, L.P. is WCAS HP Partners. Russell L. Carson and Patrick J. Welsh are partners of WCAS HP Partners. Accordingly, each of the individuals listed above may be deemed a beneficial owner of the shares owned by these entities. Shares listed as beneficially owned by affiliates of Welsh, Carson, Anderson & Stowe VII, L.P. do not include any shares owned of record by these individuals. Welsh, Carson, Anderson & Stowe VII, L.P.’s business address is 320 Park Avenue, Suite 2500, New York, New York 10022.

(b)	Common shares held include 5,786 shares held by GTCR Associates V, 39 shares held by GTCR Associates VI, 17,364 shares owned by GTCR Fund VI, L.P., 124 shares held by GTCR VI Executive Fund L.P. and 3,878,089 shares owned by Golder, Thoma, Cressey, Rauner Fund V, L.P. GTCR V, L.P. is the general partner of Golder, Thoma, Cressey, Rauner Fund V, L.P., and the managing general partner of GTCR Associates V. Golder, Thoma, Cressey, Rauner, Inc. is the general partner of GTCR V., L.P. GTCR Partners VI, L.P. is the general partner of GTCR Fund VI, L.P. and GTCR Executive Fund VI, L.P., and the managing general partner of GTCR Associates VI. GTCR Golder Rauner, L.L.C. is the general partner of GTCR Partners VI, L.P. GTCR Golder Rauner, L.L.C.’s business address is 6100 Sears Tower, Chicago, IL 60606.

(c)	Common shares held include 3,514,159 shares owned by Thoma Cressey Fund VI, L.P. and 35,138 shares held by Thoma Cressey Friends Fund VI, L.P. TC Partners VI, L.P. is the general partner of Thoma Cressey Fund VI, L.P. and Thoma Cressey Friends Fund VI, L.P. Thoma Cressey Equity Partners, Inc. is the general partner of the TC Partners VI, L.P. Thoma Cressey Fund VI, L.P.’s business address is 233 S. Wacker Drive, 92nd Floor, Chicago, IL 60606-6402.

(d)	Includes 246,857 common shares owned by Select Healthcare Investors I, L.P. Select Capital Corporation, of which Mr. Ortenzio is a 25% owner, Director and Chief Executive Officer, is the general partner of Select Healthcare Investors I, L.P. Mr. Ortenzio disclaims beneficial ownership of any shares held by Select Healthcare Investors I, L.P. that exceed his pecuniary interest therein. Includes 4,175 shares owned by Select Investments I, a Pennsylvania general partnership and 14,002 shares owned by Select Investments III, L.P., a Pennsylvania limited partnership. Mr. Ortenzio is the managing partner and a 25% owner of Select Investments I, and the general partner and a 70% owner of Select Investments III, L.P. Mr. Ortenzio disclaims beneficial ownership of any shares held by Select Investments I and Select Investments III that exceed his pecuniary interest in such partnerships. Includes 4,429 shares owned by the R.A. Ortenzio Family Partnership, L.P., of which Mr. Ortenzio is a general partner. Mr. Ortenzio disclaims beneficial ownership of any shares owned by the R.A. Ortenzio Family Partnership that exceed his pecuniary interest therein. Also includes 5,200 shares held by Nancy Ortenzio, spouse of Rocco A. Ortenzio. Rocco A. Ortenzio’s business address is 4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055.

(e)	Includes 44,169 common shares owned by the Ortenzio Family Partnership, L.P., of which Robert A. Ortenzio is the general partner, and 246,857 common shares owned by Select Healthcare Investors I, L.P. Select Capital Corporation, of which Mr. Ortenzio is a 25% owner, Director and President, is the general partner of Select Healthcare Investors I, L.P. Mr. Ortenzio disclaims beneficial ownership of any shares held by Select Healthcare Investors I, L.P. that exceed his pecuniary interest therein. Also includes 4,429 shares owned by the R.A. Ortenzio Family Partnership and 4,175 shares owned by Select Investments I. Mr. Ortenzio is a general partner of each of the R.A. Ortenzio Family Partnership, L.P. and Select Investments I, and disclaims beneficial ownership of any shares held by the R.A. Ortenzio Family Partnership and Select Investments I to the extent it exceeds his pecuniary interest in such partnerships. Robert A. Ortenzio’s business address is 4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055.

(f)	Includes 9,728,897 common shares owned by Welsh, Carson, Anderson & Stowe VII, L.P. and its affiliates. Mr. Carson is a principal of Welsh, Carson, Anderson & Stowe VII, L.P.

(g)	Includes 3,549,297 common shares owned by Thoma Cressey Fund VI, L.P. and its affiliates. Mr. Cressey is a principal of Thoma Cressey Equity Partners. Common shares beneficially owned also include 3,878,089 shares owned by Golder, Thoma, Cressey, Rauner Fund V, L.P. and 5,786 shares owned by GTCR Associates V. Mr. Cressey is a principal of Golder, Thoma, Cressey, Rauner, Inc., which is the general partner of GTCR V, L.P. Mr. Cressey disclaims beneficial ownership of any shares that exceed his pecuniary interest in the entities affiliated with GTCR Golder Rauner, L.L.C. and Thoma Cressey Equity Partners.

(h)	Common shares held include 100,732 shares owned by Anvers, L.P., 40,640 shares owned by Anvers II, L.P., 60,000 shares owned by Anvers Healthcare Investments, L.P. and 40,000 shares owned by Anvers Healthcare Investors International, Ltd. Mr. Swergold is the senior managing director of FSIP, LLC, which is the general partner of Anvers, L.P., Anvers II, L.P. and Anvers Healthcare Investments, L.P., and Subadvisor to Furman Selz Management (BVI) Ltd., the general partner of Anvers Healthcare Investors International, Ltd. Also includes 1,035 shares held by Jane Swergold, spouse of Leopold Swergold.

(i)	Includes 11,520 shares held by David S. Chernow and Elizabeth A. Chernow as tenants in common.

(j)	Includes 16,457 common shares issued to Patricia A. Rice and Jesse W. Rice as Trustees under the Patricia Ann Rice Living Trust, and 32,832 common shares held in an I.R.A. with Mellon PSFS as custodian for the benefit of Patricia A. Rice.

(k)	Includes 2,000 shares owned by children living in the same household.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We lease our corporate office space at 4716, 4718 and 4720 Old Gettysburg Road, Mechanicsburg, Pennsylvania, from Old Gettysburg Associates I, Old Gettysburg Associates II and Old Gettysburg Associates III. Old Gettysburg Associates I and Old Gettysburg Associates III are general partnerships that are owned by Rocco A. Ortenzio, Robert A. Ortenzio, Martin J. Ortenzio and John M. Ortenzio. Old Gettysburg Associates II is a general partnership owned by Rocco A. Ortenzio, Robert A. Ortenzio, John M. Ortenzio and Select Capital Corporation, a Pennsylvania corporation whose principal offices are located in Mechanicsburg, Pennsylvania. Rocco A. Ortenzio, Robert A. Ortenzio, Martin J. Ortenzio and John M. Ortenzio each own 25% of Select Capital Corporation. We obtained independent appraisals at the time we executed leases with these partnerships, which support the amount of rent we pay for this space. In the year ended December 31, 2002, we paid to these partnerships an aggregate amount of $1,329,384, for office rent, for various improvements to our office space and miscellaneous expenses. Our current lease for 43,919 square feet of office space at 4716 Old Gettysburg Road and our lease for 12,225 square feet of office space at 4718 Old Gettysburg Road expire on December 31, 2014. On May 15, 2001 we entered into a lease for 7,214 square feet of additional office space at 4720 Old Gettysburg Road in Mechanicsburg, Pennsylvania which expires on December 31, 2014. We amended this lease on February 26, 2002 to add a net of 4,200 square feet of office space. We currently pay approximately $1,324,000 per year in rent for the office space leased from these three partnerships.

      In September 2002, we acquired Select Air II Corporation for $2,456,000. Robert A. Ortenzio and Rocco A. Ortenzio were the owners of Select Air II Corporation. In November 2002, we also acquired Select Transport, Inc. for $1,007,850. Select Transport, Inc. was owned by Rocco A. Ortenzio. We obtained independent appraisals at the time of these transactions that supported the price we paid for Select Air II Corporation and Select Transport, Inc. Prior to such transactions, we were formerly a party to a Cost Sharing Agreement with both Select Transport, Inc. and Select Air II Corporation. The Cost Sharing Agreement, which was last amended on February 12, 2002, allowed for reimbursement of expenses relating to the use of the hangar facility and the services of a mechanic and two pilots who are our employees. The Cost Sharing Agreement previously allowed for aircraft swapping at prescribed rates, and as amended allowed us to use the Citation airplane owned by Select Air II at a rate of $1,600 per flight hour.

      We also have entered into compensatory and other employment-related contracts with Mr. Rocco A. Ortenzio and Mr. Robert A. Ortenzio. See “Executive Compensation — Employment Agreements.”

      The law firm of Eckert Seamans Cherin & Mellot, LLC, of which LeRoy S. Zimmerman was a member and now is of counsel, has in the past provided, and may continue to provide, legal services to us and our subsidiaries.

EXECUTIVE OFFICERS

      The current executive officers of the Company are as follows:

      Rocco A. Ortenzio, Executive Chairman and Director. Mr. Ortenzio is described above as an incumbent Class III director.

      Robert A. Ortenzio, Chief Executive Officer, President and Director. Mr. Ortenzio is described above as a nominee for Class II director.

      Patricia A. Rice has served as Executive Vice President and Chief Operating Officer since January 2002, and prior to that served as Executive Vice President of Operations since November 1999. She served as Senior Vice President of Hospital Operations from December 1997 to November 1999. She was Executive Vice President of the Hospital Operations Division for Continental Medical Systems, Inc. from August 1996 until December 1997. Prior to that time, she served in various management positions at Continental Medical Systems, Inc. from 1987 to 1996. Age: 56.

      David W. Cross has served as Senior Vice President and Chief Development Officer since December 1998 and has served as President of the Rehabilitation Management division, a provider of contract rehabilitation services, since November 1999. Before joining us, he was President and Chief Executive Officer of Intensiva Healthcare Corporation from 1994 until we acquired it. Mr. Cross was a founder, the President and Chief Executive Officer, and a director of Advanced Rehabilitation Resources, Inc., and served in each of these capacities from 1990 to 1993. From 1987 to 1990, he was Senior Vice President of Business Development for RehabCare Group, Inc., a publicly traded rehabilitation care company, and in 1993 and 1994 served as Executive Vice President and Chief Development Officer of RehabCare Group, Inc. Mr. Cross currently serves on the board of directors of Odyssey Healthcare, Inc., a hospice health care company, and is also a Trustee of the Acute Long Term Hospital Association, a trade association. Age: 56.

      S. Frank Fritsch has served as Senior Vice President of Human Resources since November 1999. He served as our Vice President of Human Resources from June 1997 to November 1999. Prior to June 1997, he was Senior Vice President — Human Resources for Integrated Health Services from May 1996 until June 1997. Prior to that time, Mr. Fritsch was Senior Vice President — Human Resources for Continental Medical Systems from August 1992 to April 1996. From 1980 to 1992, Mr. Fritsch held senior human resources positions with Mercy Health Systems, Rorer Pharmaceuticals, ARA Mark and American Hospital Supply Corporation. Age: 51.

      Martin F. Jackson has served as Senior Vice President and Chief Financial Officer since May 1999. Mr. Jackson previously served as a Managing Director in the Health Care Investment Banking Group for CIBC Oppenheimer from January 1997 to May 1999. Prior to that time, he served as Senior Vice President, Health Care Finance with McDonald & Company Securities, Inc. from January 1994 to January 1997. Prior to 1994, Mr. Jackson held senior financial positions with Van Kampen Merritt, Touche Ross, Honeywell and L’Nard Associates. Age: 49.

      James J. Talalai has served as Senior Vice President and Chief Information Officer since August 2001. He served as our Vice President and Chief Information Officer from November 1999 to August 2001. Prior to that time, he served as Vice President of Information Services from October 1998 to November 1999, and served as Director of Information Services since May 1997. He was Director, Information Technology for Horizon/ CMS Healthcare Corporation from 1995 to 1997. He also served as Data Center Manager at Continental Medical Systems, Inc. from 1994 to 1995. Age: 41.

      Michael E. Tarvin has served as Senior Vice President, General Counsel and Secretary since November 1999. He served as our Vice President, General Counsel and Secretary from February 1997 to November 1999. He was Vice President — Senior Counsel of Continental Medical Systems from February 1993 until February 1997. Prior to that time, he was Associate Counsel of Continental Medical Systems from March 1992. Mr. Tarvin was an associate at the Philadelphia law firm of Drinker Biddle & Reath, LLP from September 1985 until March 1992. Age: 42.

      Edward R. Miersch has served as President of our NovaCare Rehabilitation Division since January 2000. Prior to that time, Mr. Miersch was Vice President of Ambulatory Services of Mercy Health System from December 1998 to October 1999. From March 1996 until October 1998, Mr. Miersch served first as Vice President — Operations and then as Senior Vice President and Chief Operating Officer of U.S. Physicians, Inc., an integrator and manager of physician practices that declared bankruptcy in November 1998. From September 1993 until March 1996, Mr. Miersch served as Eastern Region President of the Outpatient Rehabilitation Division of the former NovaCare, Inc. He served as President of Sports Physical Therapists, Inc. from September 1980 until September 1993, when that company was acquired by RehabClinics, Inc., a company which was itself in turn acquired by NovaCare, Inc. in early 1994. Mr. Miersch also served as Director of Physical Therapy and Sports Medicine at Haverford Community Hospital from September 1980 to January 1986. Age: 46.

      Scott A. Romberger has served as Vice President and Controller since February 1997. In addition, he became Chief Accounting Officer in December, 2000. Prior to February 1997, he was Vice President — Controller of Continental Medical Systems from January 1991 until January 1997. Prior to that time, he served as Acting Corporate Controller and Assistant Controller of Continental Medical Systems from June 1990 and December 1988, respectively. Mr. Romberger is a certified public accountant and was employed by a national accounting firm from April 1985 until December 1988. Age: 42.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The rules of the Securities and Exchange Commission require the Company to disclose late filings of stock transaction reports by its executive officers, directors and certain beneficial owners of our common stock. Based solely on a review of reports filed by these individuals or entities and written representations from them that no other reports were required, all Section 16(a) filing requirements have been met during fiscal year 2002, except that Leopold Swergold filed a Form 4 in December 2002 for transactions that occurred in June 2002 and should have been reported previously on Form 4, and Rocco A. Ortenzio and Robert A. Ortenzio each filed an amended Form 5 in April 2003 to report a gift that was made in December 2002 and that should have been reported on each of their timely filed Form 5s for fiscal year 2002.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

      Our compensation committee makes all compensation decisions regarding our executives. Messrs. Carson, Cressey and Chernow served as the only members of the compensation committee in 2002.

SUBMISSION OF STOCKHOLDER PROPOSALS AND

DIRECTOR NOMINATIONS

      Under the rules of the Securities and Exchange Commission, stockholders wishing to have a proposal included in the Company’s Proxy Statement for the 2004 Annual Meeting of Stockholders must submit the proposal so that the Secretary of the Company receives it no later than December 19, 2003. The Securities and Exchange Commission rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Under the Company’s Bylaws, certain procedures must be followed for a stockholder to nominate persons as directors or to introduce a proposal at an annual meeting. A stockholder wishing to make a nomination for election to the Board of Directors must submit written notice of the stockholder’s intention to make such nomination so that the Secretary or Assistant Secretary receives it not less than 90 days nor more than 120 days prior to the annual meeting at which such nomination is to occur. A stockholder wishing to have a proposal presented at an annual meeting must submit the proposal so that the Secretary or Assistant Secretary of the Company receives it not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided; however, that in the event that the date of the meeting is advanced by more than 20 days or delayed by more than seventy days from such anniversary date, notice by the stockholder must be received not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of 90 days prior to such annual meeting or 10 days following the day on which public announcement of the date of the meeting is made. The Company’s Bylaws set forth certain informational requirements for stockholders’ nominations of directors and proposals.

OTHER BUSINESS

      The Company is not aware of any other matters that will be presented for stockholder action at the Annual Meeting. If other matters are properly introduced, the person named in the accompanying proxy will vote the shares they represent in accordance with their judgment.

By Order of the Board of Directors

Michael E. Tarvin

Senior Vice President, General Counsel
and Secretary

April 18, 2003

APPENDIX A

SELECT MEDICAL CORPORATION

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the following: the financial reports and other financial information provided by the Corporation to its shareholders, the SEC and others; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and business conduct that Management and the Board have established; and the Corporation’s auditing, accounting and financial processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and adherence to these processes and systems. The Audit Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control systems;

•	review(1) and appraise the audit efforts of the Corporation’s independent accountants and exercise ultimate authority over the relationship between the Corporation and its independent accountants; and

•	provide an open avenue of communication among the independent accountants, financial and senior Management and the Board of Directors.

      In the exercise of its oversight responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements fairly present the Corporation’s financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of Management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Corporation and on other information presented to the Committee, Board or the Corporation by its officers or employees or by outside experts.

COMPOSITION OF THE AUDIT COMMITTEE

      The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. With respect to each Committee member, the Board shall affirmatively determine that the member satisfies the requirements for “independence” imposed by the New York Stock Exchange or other appropriate governing body, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and all rules and regulations promulgated thereunder by the SEC. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement or must be able to do so within a reasonable period of time after his or her appointment to the Committee. The Audit Committee chair must have accounting or related financial management expertise, as defined by the Board in its business judgment. If an Audit Committee member simultaneously serves on the audit committee of more than three

1	Auditing literature, particularly, Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term “review” as used in this Audit Committee Charter is not intended to have this meaning. Consistent with footnote 47 of SEC Release No. 34-42266, any use in this Audit Committee Charter of the term “review” should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

public companies, the Board must determine that such simultaneous service does not impair the ability of such member to serve effectively on the Committee and must disclose such determination in the annual proxy statement.

      Determination of the true, actual and effective independence of any Audit Committee member that has or had some relationship with the Corporation, will be made by the Board of Directors with weight given to both prudent principles and “appearances.”

      The Audit Committee shall be designated and its membership appointed in accordance with and subject to the Company’s By-laws.

MEETINGS

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least four times annually with Management, the independent accountants and the internal auditors in separate executive sessions to discuss any matters that the Committee believes should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the independent accountants and Management quarterly in advance of any release to review the Corporation’s financials consistent with its responsibilities and duties.

      The Committee shall report to the Board of Directors at each regularly scheduled Board meeting on significant results of its activities.

      The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Corporation for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

      The Committee may, in its discretion, utilize the services of the Corporation’s regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal, accounting or other advisors if the Committee determines that such counsel is necessary or appropriate under the circumstances. The Audit Committee shall have sole authority to approve all fees and terms of engagement of such advisors.

RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties, the Audit Committee shall:

     Documents/ Reports Review

•	Review and discuss with management and the independent accountants the Corporation’s annual and interim financial statements, earnings press releases and any reports or other financial information submitted to the shareholders, the SEC, and others, including any certification, report, opinion or review rendered by the independent accountants.

•	Review the regular internal reports to Management prepared by the internal auditors and Management’s response.

•	Review with Management and the independent accountants the Current Reports on Form 10-Q, the Annual Reports on Form 10-K, and any related public disclosure prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     Independent Accountants

•	Have sole authority for the appointment, compensation, oversight, termination and replacement of the Corporation’s independent accountants (subject, if applicable, to stockholder ratification). Such appointment shall satisfy Sections 10A(j) and (l) of the Exchange Act and any rules promulgated thereunder with respect to audit partner rotation and conflict of interest, respectively. The independent accountants shall report directly to the Audit Committee.

•	Pursuant to Section 10A(i)(1) of the Exchange Act, pre-approve all auditing services and all non-audit services to be provided by the independent accountants, provided that the Audit Committee shall not approve any prohibited non-audit services set forth in Section 10A(g) of the Exchange Act.

•	Periodically, the Committee should review and discuss with the independent accountants all significant relationships such accountants have with the Corporation which might affect their independence. In connection with this review, the independent auditors shall provide the Committee with a written statement delineating all relationships between the auditors and the Corporation.

•	Review the performance of the independent accountants with both Management and the independent accountants.

•	Subject to the overall direction of the Audit Committee, the internal audit function will be managed on a day-to-day operational basis by the Chief Financial Officer.

•	Periodically meet with the independent accountants separately and privately to hear their views on the Corporation’s internal controls and the qualitative aspects of the Corporation’s financial reporting, including the quality and consistency of both accounting policies and the underlying judgments.

•	Obtain and review a report from the independent accountants at least annually regarding (a) the independent accountants’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent accountants and their related entities and the Corporation and its related entities.

     Financial Reporting Processes

•	Review with financial Management and the independent accountants the quality and consistency, not just the acceptability, of the judgments and appropriateness of the accounting principles and financial disclosure practices used by the Corporation. This discussion shall cover the degree of aggressiveness or conservatism of both the accounting principles employed and the underlying judgments.

•	Approve any significant changes to the Corporation’s auditing and accounting principles and practices after considering the advice of the independent accountants and Management.

•	Focus on the reasonableness of control processes for identifying and managing key business, financial and regulatory reporting risks.

•	Discuss with Management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

     Process Improvement

•	Following the completion of the annual audit, review separately with Management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Periodically review processes and policies for communicating with investors and analysts.

•	Review and resolve any disagreement between Management and the independent accountants in connection with the preparation of the financial statements.

•	Review with the independent accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

     Business Conduct and Legal Compliance

•	Review the Corporation’s Code of Conduct and review Management’s processes for communicating and enforcing this Code.

•	Review Management’s monitoring of the Corporation’s compliance with the organization’s Code of Conduct, and ensure that Management has the proper review system in place to ensure that Corporation’s financial statements, reports, and other financial information disseminated to governmental organizations and the public to satisfy legal requirements.

•	Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

     Other Responsibilities

•	Establish and review periodically procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•	Review and reassess the Committee’s charter at least annually and submit any recommended changes to the Board for its consideration.

•	Provide the report for inclusion in the Corporation’s Annual Proxy Statement that is required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

•	Through its Chair, report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee’s actions and recommendations, if any.

•	Establish policies for the Corporation’s hiring of employees or former employees of the independent accountants who were engaged on the Corporation’s account.

•	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

•	Annually evaluate the Committee’s performance.

EFFECTIVE DATE

      This Amended and Restated Audit Committee Charter was adopted August 13, 2002 and is effective upon the date of listing of the Corporation’s Common Stock on the New York Stock Exchange.

SELECT MEDICAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS — May 13, 2003, 10:00 A.M.

Harrisburg Hilton Towers
1 North Second Street, Harrisburg, Pennsylvania 17101-1639

SELECT MEDICAL CORPORATION
4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, Pennsylvania 17055	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Michael E. Tarvin and Martin F. Jackson, and either of them, are hereby appointed Proxies, each with the power to appoint his substitute, to represent and to vote, as designated, all shares of common stock of Select Medical Corporation (“Company”) held of record by the undersigned on March 28, 2003 at the Annual Meeting of Stockholders to be held on May 13, 2003, or any adjournment thereof.

     In the event of the inability or unwillingness of one or more of the nominees listed under Item 1 below to serve as a director at the time of the Annual Meeting of Stockholders to be held on May 13, 2003, or of any adjournment thereof, the shares represented by the proxies will be voted in favor of the remainder of such nominees and may also, in the discretion of the holders of said proxies, be voted for other nominees not named herein in lieu of those unable or unwilling to serve. As of the date hereof, the Board of Directors knows of no nominee who is unable or unwilling to serve.

     The undersigned hereby ratifies and confirms all the proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies previously given to vote such shares.

     This Proxy, when properly executed, shall be voted in the manner indicated by the undersigned stockholder, but if no direction is made, this Proxy will be voted for the directors named in the Proxy Statement and in favor of the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Company for the year ending December 31, 2003.

CONTINUED, AND TO BE COMPLETED AND SIGNED, ON THE REVERSE SIDE. SEE REVERSE FOR VOTING INSTRUCTIONS.

Address Change/Comments (Mark the corresponding box on the reverse side)

- FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.	Please mark your votes as indicated in this example	☒

ITEM 1.	ELECTION OF CLASS I DIRECTORS Nominees: 01 Bryan C. Cressey 02 James E. Dalton, Jr. 03 Robert A. Ortenzio	VOTE FOR all nominees listed (except as marked to the contrary below)		WITHHOLD for all nominees
To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) below:		☐		☐

		FOR	AGAINST	ABSTAIN
ITEM 2.	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003	☐	☐	☐

ITEM 3.	OTHER MATTERS
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 3. NOTE: PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

Signature	Signature	Date

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